UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 10, 2006
                                                      ---------------

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

        0-13393                                           36-3183870
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(Commission File Number)                      (IRS Employer Identification No.)


 501 Seventh Street, Rockford, Illinois                    61104
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Pursuant to previous announcements regarding compliance with the Bank Secrecy Act, on August 10, 2006, AMCORE Bank, N.A., (the "Bank"), a wholly-owned subsidiary of AMCORE Financial, Inc. (the "Company"), signed a Stipulation and Consent to the Issuance of a Consent Order (the "Order") with the Office of the Comptroller of Currency (the "OCC"). The Order requires the Bank to take certain actions to strengthen its compliance monitoring policies, procedures, training and overall program relating to the Bank Secrecy Act/Anti-Money Laundering (BSA/AML) regulations. The Order does not impose any fine or civil money penalty on the Bank, but will result in the ineligibility for certain expedited approvals. As a result of entering into the Order, the Bank will be designated as in "troubled condition" for purposes of the OCC's rules. Such a designation is required under 12 C.F.R. 5.51(c)(6) when a national bank is subject to a cease and desist order, a consent order, or a formal written agreement unless the bank is otherwise informed in writing by the OCC. The designation is not related to the Bank's financial condition; the Bank maintains capital well in excess of that required by the OCC. A bank that is classified as being in a "troubled condition" must have any new director or executive officer approved in advance by the OCC and is subject, along with its holding company, to restrictions on making severance payments to the Bank's directors and officers. AMCORE has been working diligently to strengthen and enhance its compliance programs, including its consumer compliance and BSA/AML program by hiring a General Counsel and Chief Compliance Officer, upgrading staff and technology, and making use of outside consulting resources. The foregoing description of the Order is qualified in its entirety by reference to the provisions of the Order, which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.


ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

10.1 Consent Order and Stipulation and Consent to the Issuance of a Consent Order between AMCORE Bank, N.A. and the Office of the Comptroller of Currency, dated August 10, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: August 14, 2006       AMCORE Financial, Inc.

                            (Registrant)


                            /s/ Donald H. Wilson
                            ----------------------------------------------------
                            Donald H. Wilson
                            Executive Vice President and Chief Financial Officer (Duly authorized officer of the registrant and principal financial officer)




                                  EXHIBIT INDEX

Exhibit No.         Description

10.1 Consent Order and Stipulation and Consent to the Issuance of a Consent Order between AMCORE Bank, N.A. and the Office of the Comptroller of Currency, dated August 10, 2006